UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                  July 13, 2006



                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-12955                 22-3498615
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                   Identification Number)



    50 West State Street, Trenton, New Jersey                      08608
     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (609) 396-2200


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition

On July 13, 2006, Journal Register Company (the "Company") announced its consolidated results of operations for the fiscal quarter ended June 25, 2006. A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K.

Item 7.01.  Regulation FD Disclosure

The response to Item 2.02 is incorporated by reference to this Item 7.01.

Item 9.01.  Financial Statements and Exhibits

     (d) Exhibits

          99.1 Text of press release issued by Journal Register Company, dated July 13, 2006, titled "Journal Register Company Announces Second Quarter 2006 Results."



                                    SIGNATURE


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          JOURNAL REGISTER COMPANY
                                                (Registrant)


Date:  July 13, 2006                      /s/ Julie A. Beck
                                          -----------------
                                          By:   Julie A. Beck
                                          Title:      Senior Vice President and
                                                      Chief Financial Officer


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




                                  Exhibit Index

Exhibit Description

99.1 Text of press release issued by Journal Register Company, dated July 13, 2006, titled "Journal Register Company Announces Second Quarter 2006 Results."


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